UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT

OF 1934

Date of Report (Date of earliest event reported): February 2, 2018

US ECOLOGY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-11688	95-3889638
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

101 S. Capitol Blvd., Suite 1000 Boise, Idaho		83702
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code)       (208) 331-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 2, 2018, the Board of Directors (“Board”) of US Ecology, Inc. (“Company”) appointed Glenn A. Eisenberg to the Board, increasing the number of directors from seven to eight. Mr. Eisenberg will serve in this role until the Company’s next Annual Meeting of Stockholders.

Mr. Eisenberg brings more than 30 years of financial and leadership experience with publicly traded companies. He is currently the Executive Vice President and Chief Financial Officer at Laboratory Corporation of America Holdings [NYSE; LH], a leading global life sciences company. Mr. Eisenberg previously served as Executive Vice President (Finance and Administration) at The Timken Company and held senior executive and leadership positions at United Dominion Industries and The Citizens and Southern Corporation. In addition to these executive leadership positions, Mr. Eisenberg served on the boards of two public companies; Family Dollar Stores, Inc. and Alpha Natural Resources, Inc. Mr. Eisenberg holds an MBA with a concentration in Finance from Georgia State University and a BA in Economics and Environmental Studies from Tulane University.

The Board has determined that Mr. Eisenberg satisfies the definition of “independent director” and all other requirements for service on any of the Board's three standing committees under the NASDAQ listing standards and applicable SEC requirements.

Mr. Eisenberg will participate in the Company’s non-employee director compensation program. Under this program, he will receive, on a pro-rated basis, cash compensation of $50,000 and a restricted equity award with a value equal to $75,000 that is subject to certain vesting restrictions.

7.01 Regulation FD Disclosure.

On February 5, 2018, the Company issued a press release announcing the appointment of Mr. Eisenberg to the Board. A copy of the press release is filed with this Form 8-K as Exhibit 99.1.

The information in this report (including Exhibit 99.1) being furnished pursuant to Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

99.1	Press release issued by the Company on February 5, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

US Ecology, Inc.
(Registrant)

Date: February 5, 2018	By: /s/ Eric L. Gerratt
Eric L. Gerratt
Executive Vice President and Chief Financial Officer

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